LB Series Fund, Inc.
LB Variable Annuity Account I
LB Variable Insurance Account I
LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account

Supplement to Prospectuses
Dated April 30, 2002

     Aid Association for Lutherans has changed its name to Thrivent Financial for Lutherans. Therefore, the name of the investment adviser for LB Series Fund, Inc. and the issuer of the Contracts funded by LB Variable Annuity Account I and LB Variable Insurance Account I is Thrivent Financial for Lutherans.

     In addition, on July 1, 2002, the registered representatives who offer the Contracts funded by the four separate accounts referenced above became associated with Thrivent Investment Management Inc., a wholly-owned subsidiary of Thrivent Financial for Lutherans, and Thrivent Investment Management Inc. became the underwriter and distributor of the Contracts.

The date of this Supplement is July 1, 2002.

Please include this supplement with your prospectus